UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

Stratus Properties Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2017, Santal I, L.L.C. (“Santal”), a wholly owned subsidiary of Stratus Properties Inc. (“Stratus”), and Comerica Bank, as lender, entered into an amended and restated construction loan agreement and other related loan documents (collectively, the “Amended Loan Documents”). The Amended Loan Documents modify and restate the construction loan agreement and related documents dated January 8, 2015, which provided for a construction loan in the amount of $34,148,000 (the “Phase I Loan”), the proceeds of which were used to finance the construction of Santal Phase I, a 236-unit, garden-style, multi-family development in Section N of Barton Creek, which was completed in August 2016.

The Amended Loan Documents increase the aggregate amount of the loan to $59,190,000, which includes $32,790,000 for the Phase I Loan and provides an additional $26,400,000 in loan proceeds to finance the construction of Santal Phase II, a 212-unit garden style, multi-family, development located adjacent to Santal Phase I (the “Phase II Loan,” together with the Phase I Loan, the “Loan”). The Amended Loan Documents also extend the maturity date of the Loan to September 11, 2021. The Loan is memorialized by an amended and restated installment note in the principal amount of $32,790,000 and an installment note in the principal amount of $26,400,000.

The interest rate applicable to the Phase I Loan is a LIBOR-based rate (defined under the Amended Loan Documents as the per annum interest rate equal to the quotient of LIBOR divided by 1.00 minus the maximum rate during the interest period at which the lender is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors) plus 2.5 percent per annum. The interest rate applicable to the Phase II Loan is a LIBOR-based rate (defined under the Amended Loan Documents as the per annum interest rate equal to the quotient of LIBOR divided by 1.00 minus the maximum rate during the interest period at which the lender is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors) plus 3.0 percent per annum.

Accrued and unpaid interest on the outstanding balance of the Loan is payable monthly, in arrears, beginning on September 1, 2017 and regularly thereafter through September 11, 2021, the date on which the Loan will mature. Santal may extend the maturity of the loan for up to two additional twelve-month periods, the second of which ends on September 11, 2022, subject to satisfaction of certain conditions, including a debt service coverage ratio of at least 1.10 to 1.00 on the date immediately preceding the commencement of the first extension period and 1.20 to 1.00 on the date immediately preceding the commencement of the second extension period. During the extension periods, the principal balance of the Loan will be payable in equal monthly installments of principal and interest based on a 30-year amortization. Santal may prepay all or any portion of the Loan without penalty at any time prior to the final maturity date. Repayments under the Loan can be accelerated by the lender upon the occurrence of certain customary events of default.

The Loan contains affirmative and negative covenants usual and customary for loan agreements of this nature.

As a condition to funding of the Phase II Loan, Santal is required to provide evidence of payment and contribution of at least $15,514,000 in project costs for the Santal Phase II development out of funds from sources other than the Loan proceeds.

The Loan is secured by a deed of trust and security agreement that includes as collateral Santal Phase I and Santal Phase II together with all subsequent improvements to the projects, all leases and rents associated with Santal Phase I and Santal Phase II, and any personal property owned by Santal, including but not limited to all plans, specifications, permits, licenses, certificates and other entitlements related thereto.

Stratus has guaranteed completion of the project. In addition, Stratus has a repayment guaranty limited to 25% of the principal amount outstanding from time to time and all accrued and unpaid interest under the Loan. Stratus’s repayment obligations will be further limited to the actual losses or damages sustained by the lender upon the occurrence of certain carve-out events upon completion of the Santal Phase II improvements, Santal’s ability to maintain a debt service coverage ratio of at least 1:20 to 1:00, and an appraisal demonstrating that the fair market value of the Santal Phase I and Phase II developments, on an “as is” basis, is such that the loan-to-value ratio is less than 65%. While the guarantee is in place, Stratus must maintain a minimum total stockholders’ equity balance of $110,000,000 and a minimum debt to tangible net worth ratio of 2:50 to 1:00.

The foregoing summary of the Loan does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the amended and restated construction loan agreement, the amended and restated installment note and the installment note, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

Stratus issued a press release dated September 14, 2017, titled “Stratus Properties Inc. Obtains Financing and Commences Construction of Santal Phase II.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:	/s/ Erin D. Pickens
Erin D. Pickens Senior Vice President and Chief Financial Officer (authorized signatory and Principal Financial Officer)

Date: September 14, 2017

Stratus Properties Inc.

Exhibit Index

Exhibit Number

10.1	Amended and Restated Construction Loan Agreement by and between Santal I, L.L.C., as borrower, and Comerica Bank, as lender, dated September 11, 2017.

10.2	Amended and Restated Installment Note by and between Santal I, L.L.C. and Comerica Bank, dated September 11, 2017.

10.3	Installment Note by and between Santal I, L.L.C. and Comerica Bank, dated September 11, 2017.

99.1	Press Release dated September 14, 2017, titled “Stratus Properties Inc. Obtains Financing and Commences Construction of Santal Phase II.”